SCHEDULE OF OPERATING LEASE ROU ASSETS AND LEASE LIABILITIES (Details) - USD ($)	Mar. 31, 2025	Mar. 31, 2024
Right-of-use Rou Assets And Lease Payable
Right-of-use asset	$ 443,791	$ 341,891
Less : Accumulated amortization	(301,266)	(87,055)
Right-of-use asset, net	142,525	254,836
Operating lease liabilities
Current portion	144,747	170,052
Non-current portion	981	88,426
Total	$ 145,728	$ 258,478